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                                                             Exhibit 10.46


                            LEVEL 8 SYSTEMS, INC.
                         ONE PENN PLAZA, SUITE 3401
                       NEW YORK, NEW YORK  10119-0002


                                                December 16, 1996

Hampshire Securities Corporation
640 Fifth Avenue
New York, New York  10019

Ladies and Gentlemen:

     Reference is hereby made to the warrants, dated August 1, 1995 (the "Representative's Warrants"), for the purchase of 140,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of Level 8 Systems, Inc., a New York corporation (formerly Across Data Systems, Inc. (the "Company")), issued to you by the Company in connection with its Initial Public Offering of the Common Stock. As a result of the currently contemplated public offering of the Common Stock, you are entitled to exercise, under Section 9 of the Representative's Warrants, certain "piggy-back" registration rights. In lieu of such "piggy-back" registration, the Company hereby agrees to register the Common Stock underlying the Representative's Warrants with the Securities and Exchange Commission on a Form S-3 within three months after the closing date of the impending public offering (file no. 333-15455). This letter shall in no way limit the exercise of your rights in connection with the Representative's Warrants relating to future "piggy-back" and "demand" registrations.

     In the event that, at the expiration of such three-month period, such registration is not then effective under the Securities Act of 1933, as amended, the parties hereto agree that, as liquidated damages therefor, the exercise price of the Representative's Warrants shall be reduced by 5% on March 17, 1997 and by 5% on the 17th day of each month thereafter until such registration statement is declared effective by The Securities and Exchange Commission.

                                            LEVEL 8 SYSTEMS, INC.


                                            By: /s/ Robert R. MacDonald
                                                -----------------------
                                                Name:  Robert R. MacDonald
                                                Title: Chairman of The Board


Agreed and Accepted, this
16th day of December, 1996:

HAMPSHIRE SECURITIES CORPORATION


By: /s/ Leo T. Abbe
    --------------------------
    Name:  Leo T. Abbe
    Title: Managing Director